Exhibt 10.4

                             IDX SYSTEMS CORPORATION

                         1995 DIRECTOR STOCK OPTION PLAN


         1.       Purpose
                  -------
                  The purpose of this 1995 Director Stock Option Plan (the "Plan") of IDX Systems Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

         2.       Administration
                  --------------
                  The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

         3.       Participation in the Plan
                  -------------------------
                  Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

         4.       Stock Subject to the Plan
                  -------------------------
                  (a) The maximum number of shares which may be issued under the Plan shall be 30,000 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.

                  (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.


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                  (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").

         5.       Terms, Conditions and Form of Options
                  -------------------------------------
                  Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

                  (a)      Option Grant Dates.
                           ------------------

                  Options will be granted in accordance with the following:

                           (i)      Current Outside Directors.  An option for
                                    --------------------------
2,000 shares of Common Stock shall automatically be granted to each non-employee director of the Company on the effective date of the Company's initial public offering of shares of the Common Stock.

                           (ii)     Future Outside Directors.  An option for
                                    -------------------------
2,000 shares of Common Stock shall automatically be granted to each non-employee director subsequently elected to the Board of Directors upon his/her initial election to the Board.

                           (iii)    Annual Grants.  An option for 2,000 shares
                                    --------------
of Common Stock shall automatically be granted to each non-employee director on the date of each Annual Meeting of the Stockholders of the Company, beginning with the Annual Meeting following the fiscal year ended September 30, 1995.

                  (b) Option Exercise Price.
                      ---------------------
                   The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market (or, if the Common Stock is traded on a national securities exchange on the date of grant, the reported closing sales price per share of the Common Stock on such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on the Nasdaq National Market or a national securities exchange, the fair market value

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per share on the date of grant as determined by the Board of Directors.

                  (c) Options Non-Transferable.
                      ------------------------
                  Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

                  (d) Exercise Period.
                      ----------------
                  Each option granted pursuant to the Plan shall become exercisable on or after the first anniversary of the date of grant, or in the case of annual grants, the day prior to the first annual meeting of Stockholders of the Company following the date of grant, if earlier. Notwithstanding the foregoing, each outstanding option granted under the Plan shall immediately become exercisable in full in the event of a Change in Control of the Company (as defined in Section 10) occurs.

                  (e) Termination.
                      -----------
                  Each option shall terminate, and may no longer be exercised, on the earlier of (i) the date ten years after the date of grant or (ii) the date three months after the optionee ceases to serve as a director of the Company; provided that, in the event an optionee ceases to serve as a director due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), then the exercisable portion of the option may be exercised, within the period of 180 days following the date the optionee ceases to serve as a director (but in no event later than ten years after the date of grant), by the optionee or by the person to whom the option is transferred by will, by the laws of descent and distribution, or by written notice.

                  (f) Exercise Procedure.
                      ------------------
                   Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking, in form and substance satisfactory to the Company, by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (iii) delivery of irrevocable instructions, in form and substance

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satisfactory to the Company, to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

                  (g) Exercise by Representative Following Death of Director.
                      ------------------------------------------------------
                  An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the director's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

                  (h) Notwithstanding the provisions of this Section 5, each non- employee director who would otherwise receive an option under the Plan may designate an entity with which he or she is affiliated to instead receive such option.

         6.       Assignments
                  -----------
                  The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in
Section 5(g).

         7.       Effective Date
                  --------------
                  The Plan shall become effective immediately upon its adoption by the Board of Directors, but all grants of options shall be conditional upon the approval of the Plan by the stockholders of the Company within 12 months after adoption of the Plan by the Board of Directors.

         8.       Limitation of Rights
                  --------------------
                  (a) No Right to Continue as a Director. Neither the Plan, nor
                      ----------------------------------
the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

                  (b) No Stockholders' Rights for Options. An optionee shall
                      -----------------------------------
have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor,

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and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

         9.     Changes in Common Stock.
                ------------------------
                If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

        10.     Change in Control.
                -----------------
                For purposes of the Plan, a "Change in Control" shall be deemed to have occurred only if any of the following events occurs: (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iii) the

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stockholders of the Company approve a plan of complete liquidation of the
Company or an agreement for the sale of disposition by the Company of all or substantially all of the Company's assets; or (iv) individuals who, on the date on which the Plan was adopted by the Board of Directors, constituted the Board of Directors of the Company, together with any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who were directors on the date on which the Plan was adopted by the Board of Directors or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors. Notwithstanding anything to the contrary in the foregoing, the merger of the Company into a corporation of another state for the purpose of reincorporating the Company in such other state shall not be deemed to be a Change in Control under the Plan, and the Plan shall continue as a Plan of the corporation in such other state in the event of such merger.

        11.     Amendment of the Plan
                ---------------------
                The Board of Directors may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section
9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. The provisions of Sections 5(a) and 5(b) of the Plan may not be amended more than once in any six-month period.

        12.     Notice
                ------
                Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.


                                            Adopted by the Board of Directors
                                            on __________ __, 1995.

                                            Approved by the stockholders
                                            on __________ __, 1995.

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                             IDX SYSTEMS CORPORATION

                                 Amendment No. 1
                                       to
                   1995 Director Stock Option Plan, as amended

The 1995 Director Stock Option Plan (the "Plan") is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

Section 4(e) of the Plan is hereby amended to read in its entirety as follows:

"(e) Termination. Each option shall terminate, and may no longer by exercised, on the earlier of (?) the date ten years after the date of grant or (ii) the date one year after the optionee ceases to serve as a director of the Company (but in no event later than ten years after the date of grant); provided that, in the event an optionee ceases to serve as a director due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), then the exercisable portion of the option may be exercised, within the period of one year following the date the optionee ceases to serve as a director (but in no event later than ten years after the date of grant), by the optionee or by the person to whom the option is transferred by will, by the laws of descent and distribution, or by written notice."

Except as aforesaid, the Plan shall remain in full force and effect.

                    Adopted by the Board of Directors on February 15, 1997

                    Approved by stockholders on May 19, 1997


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                             IDX SYSTEMS CORPORATION

                                 Amendment No. 2
                                       to
                   1995 Director Stock Option Plan, as amended

1.       Section 5(a) of the Plan is hereby amended and reads in its entirety
as follows:        (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):


         " (a) Option Grant Dates - Options will be granted in accordance with the following:

                           (?) Current Outside Directors. Unless otherwise
                  approved in the manner described in paragraph (iv) below, an option for 2,000 shares of Common Stock shall automatically be granted to each non-employee director of the Company on the effective date of the Company's initial public offering of shares of the Common Stock.

                           (ii) Future Outside Directors. Unless otherwise
                  approved in the manner described in paragraph (iv) below, an option for 2,000 shares of Common Stock shall automatically be granted to each non-employee director subsequently elected to the Board of Directors upon his/her initial election to the Board.

                           (iii) Annual Grants. Unless otherwise approved in the
                  manner described in paragraph (iv) below, an option for 2,000 shares of Common Stock shall automatically be granted to each non-employee director on the date of each Annual Meeting of the Stockholders of the Company, beginning with the Annual Meeting following the fiscal year ended September 30, 1995.

                           (iv) Grant of Options to Non-Employee Directors. The
                  selection of non-employee directors as recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (?) by the full Board of Directors or (ii) by a committee or subcommittee composed solely of two or more "Non-Employee Directors" having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a "Non-Employee Director" only if such person qualifies as a "Non-Employee Director" within the meaning of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended, as such term is interpreted from time to time."

2. Section 11 of the Plan is hereby amended and reads in its entirety as follows: (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):


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                  "11.  Amendment of the Plan

                  The Board of Directors may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment to the Plan shall changed the number of shares subject to the Plan (except as provided in Section 9)."

Except as aforesaid, the Plan shall remain in full force and effect.

                            Adopted by the Board of Directors on March 31, 1997

                            Approved by stockholders on May 19, 1997


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                             IDX SYSTEMS CORPORATION

                                 Amendment No. 3
                                       to
                   1995 Director Stock Option Plan, as amended

Section 4(a) of the Plan is hereby amended and reads in its entirety as follows:

"The maximum number of shares which may be issued under the Plan shall be 80,000 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."

Except as aforesaid, the Plan shall remain in full force and effect.

                         Adopted by the Board of Directors on April 29, 1997

                         Approved by the stockholders on July 9, 1997

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                             IDX SYSTEMS CORPORATION

                                 Amendment No. 4
                                       to
                   1995 Director Stock Option Plan, as amended

Section 4(a) of the Plan is hereby amended and reads in its entirety as follows:

"The maximum number of shares which may be issued under the Plan shall be 160,000 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."

Except as aforesaid, the Plan shall remain in full force and effect.

                            Adopted by the Board of Directors on March 5, 2001

                            Approved by the stockholders on May 21, 2001



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